SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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WILSHIRE MUTUAL FUNDS, INC.
__________________________________________________________
(Name of Registrant As Specified In Its Charter)

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IMPORTANT NEWS ABOUT WILSHIRE MUTUAL FUNDS, INC.

February 2, 2022

Dear Shareholder:

We are pleased to inform you that, at the recommendation of Wilshire Advisors LLC (“Wilshire” or the “Adviser”), the Board of Directors of Wilshire Mutual Funds, Inc. (the “Company”) approved the following:

(i)a subadvisory agreement between Wilshire and AllianceBernstein, L.P. (“AllianceBernstein”), pursuant to which AllianceBernstein serves as a new subadviser to the Large Company Growth Portfolio, effective December 15, 2021;

(ii)an amendment to the subadvisory agreement between Wilshire and Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”), pursuant to which Hotchkis & Wiley serves as a new subadviser to the Large Company Value Portfolio, effective December 20, 2021; and

(iii)a subadvisory agreement between Wilshire and Granahan Investment Management, Inc. (“Granahan”), pursuant to which Granahan serves as a new subadviser to the Small Company Growth Portfolio (and together with the Large Company Growth Portfolio and Large Company Value Portfolio, the “Portfolios”), effective December 20, 2021.

In conjunction with the hiring of AllianceBernstein, Wilshire terminated Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as a subadviser to the Large Company Growth Portfolio. Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), Fred Alger Management LLC, and Voya Investment Management Co LLC (“Voya”) continue to serve as subadvisers to the Large Company Growth Portfolio. In conjunction with the hiring of Hotchkis & Wiley, Wilshire terminated Pzena Investment Management, LLC (“Pzena”) as a subadviser to the Large Company Value Portfolio. Los Angeles Capital, Massachusetts Financial Services Company (d/b/a MFS Investment Management), and Voya continue to serve as subadvisers to the Large Company Value Portfolio. Los Angeles Capital and Ranger Investment Management, L.P. continue to serve as subadvisers to the Small Company Growth Portfolio. Wilshire continues to serve as the investment adviser to the Company and to oversee the subadvisers of each Portfolio.

Please note that, in reliance on an exemptive order issued by the Securities and Exchange Commission, changes in subadvisers for each of the Portfolios does not require a shareholder vote. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of this document is to provide you with certain additional information about these changes that we are required to make available to you.

The next few pages of this document feature more information about the new subadvisers, including their investment process and style. Please take a few moments to read the information contained herein and call us at 1-866-591-1568 if you have any questions.

On behalf of the Board of Directors, I thank you for your continued investment in the Portfolios.

                            Sincerely,

                            Jason A. Schwarz
                            Director and President

WILSHIRE MUTUAL FUNDS, INC.

INFORMATION STATEMENT TO THE SHAREHOLDERS OF
LARGE COMPANY GROWTH PORTFOLIO
LARGE COMPANY VALUE PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO

    This document is an Information Statement and is being furnished to shareholders of the Large Company Growth Portfolio, the Large Company Value Portfolio and the Small Company Growth Portfolio (each a “Portfolio,” and together, the “Portfolios”), each a series of Wilshire Mutual Funds, Inc. (the “Company”), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the “SEC”). Wilshire Advisors LLC (“Wilshire” or the “Adviser”) serves as the investment adviser for the Company. The exemptive order permits Wilshire to employ subadvisers, terminate subadvisers and modify subadvisory agreements without prior approval of the Company’s shareholders.

    Under the SEC order, if Wilshire retains a new subadviser(s) or materially changes an existing subadvisory agreement between Wilshire and a subadviser, shareholders of the affected portfolios of the Company are required to be provided an Information Statement explaining any changes and disclosing the aggregate fees paid to the subadvisers of such portfolios as a result of those changes. Copies of the subadvisory agreement with AllianceBernstein, L.P. (“AllianceBernstein”) on behalf of the Large Company Growth Portfolio, the amended subadvisory agreement with Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”) on behalf of the Large Company Value Portfolio, and the subadvisory agreement with Granahan Investment Management, Inc. on behalf of the Small Company Growth Portfolio are attached to this Information Statement as Appendix A.

    The Portfolios will bear the expenses incurred in connection with preparing and mailing this Information Statement to their shareholders. Information on shareholders who owned beneficially 5% or more of the shares of each of the Portfolios as of December 31, 2021 is set forth in Appendix B. To the knowledge of the Company, the executive officers and Directors of the Company as a group owned less than 1% of the outstanding shares of the Portfolios and the Company as of December 31, 2021.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS
DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR
A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement will be available on the Company’s website at:
https://www.wilshire.com/research-insights/knowledge-center
until March 3, 2022.

Appointment of a New Subadviser to each of the Large Company Growth Portfolio, the Large Company Value Portfolio, and the Small Company Growth Portfolio

    On November 3, 2021, the Board of Directors of the Company (the “Board” and each member individually, a “Director”) approved the following: (i) a subadvisory agreement between Wilshire and AllianceBernstein pursuant to which AllianceBernstein serves as a new subadviser to the Large Company Growth Portfolio effective December 15, 2021 (the “AllianceBernstein Subadvisory Agreement”); (ii) an amendment to the subadvisory agreement between Wilshire and Hotchkis & Wiley pursuant to which Hotchkis & Wiley serves as a new subadviser to the Large Company Value Portfolio effective December 20, 2021 (the “Amended Hotchkis & Wiley Subadvisory Agreement); and (iii) a subadvisory agreement between Wilshire and Granahan pursuant to which Granahan serves as a new subadviser to the Small Company Growth Portfolio effective December 20, 2021 (the “Granahan Subadvisory Agreement”). Prior to the hiring of AllianceBernstein and Hotchkis & Wiley, Wilshire terminated the subadvisory agreements with Loomis, Sayles & Company, L.P. in relation to the Large Company Growth Portfolio effective December 14, 2021 and with Pzena in relation to the Large Company Value Portfolio effective December 17, 2021.

    Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), Fred Alger Management LLC, and Voya Investment Management Co LLC (“Voya”) continue to serve as subadvisers to the Large Company Growth Portfolio. Los Angeles Capital, Massachusetts Financial Services Company (d/b/a MFS Investment Management), and Voya continue to serve as subadvisers to the Large Company Value Portfolio. Los Angeles Capital and Ranger Investment Management, L.P. continue to serve as subadvisers to the Small Company Growth Portfolio. Wilshire continues to serve as the investment adviser to the Company and to oversee the subadvisers of each Portfolio.

    At the meeting on November 3, 2021, in connection with the review of Wilshire’s proposed subadvisory agreements with AllianceBernstein, Hotchkis & Wiley, and Granahan (each a “Subadviser” and collectively, the “Subadvisers”), the Board evaluated information provided by Wilshire and each Subadviser in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”).

    The information that follows outlines the Board’s considerations associated with its approval of each of the AllianceBernstein Subadvisory Agreement, the Amended Hotchkis & Wiley Subadvisory Agreement, and the Granahan Subadvisory Agreement (collectively, the “Subadvisory Agreements”). (For purposes of the following discussion of the Board’s considerations, each of the Large Company Growth Portfolio, the Large Company Value Portfolio, and the Small Company Growth Portfolio may be referred to as a “Portfolio.”) In connection with its deliberations regarding the approval of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, with respect to each Subadviser, the Board considered the nature, extent and quality of the services to be performed by the Subadviser under the proposed subadvisory arrangement; comparative fees as provided by the Subadviser; the profits to be realized by the Subadviser; the extent to which the Subadviser would realize economies of scale as the Portfolio grows; and whether any fall-out benefits would be realized by the Subadviser. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Directors who are not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”) discussed the approval of the Subadvisory Agreements with management and in a private session with independent legal counsel at which no representatives of the Subadvisers were present.

    As required by the 1940 Act, each approval was confirmed by a separate vote of the Independent Directors. As part of its review process, the Independent Directors were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Directors received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Directors various key aspects of the Directors’ legal responsibilities relating to the proposed approval of the Subadvisory Agreements, and advised the Independent Directors of the relevant legal standards. In deciding to approve each Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

    Information Received

    The Board, including the Independent Directors, considered the approval of the Subadvisory Agreements at the Board’s November 3, 2021 meeting. The Directors received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Directors also received information from each Subadviser as to the Portfolio it would manage describing: (i) the nature, extent and quality of services to be provided; (ii) the financial condition of the Subadviser; (iii) the extent to which economies of scale may be realized as the Portfolio grows; (iv) whether fee levels reflect any possible economies of scale for the benefit of the Portfolio’s shareholders; (v) comparisons of services rendered and amounts paid by any comparable advisory clients; and (vi) benefits to be realized by the Subadviser from its relationship with the Portfolio. The Independent Directors also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals, and they were assisted in their review by Independent Legal Counsel.

    Based upon its evaluation of all materials provided and its determination that it had received sufficient information to make an informed business decision with respect to the Subadvisory Agreements, the Board concluded that it was in the best interests of each Portfolio to approve the applicable Subadvisory Agreement.

    Nature, Extent and Quality of Services

    As to each Subadviser, the Board considered the nature, extent and quality of services to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, its financial condition, the investment approach and methodologies of the Subadviser, the experience and skills of investment personnel to be responsible for the day-to-day management of the portion of the applicable Portfolio and the resources made available to such personnel, as well as information regarding how the Subadviser compensates such personnel. The Board also considered information regarding each Subadviser’s disaster recovery, including cybersecurity risk mitigation, and policies with respect to portfolio execution, trading, liquidity risk management oversight and proxy voting. The Board noted that it had received a copy of each Subadviser’s Form ADV, including the brochure (Part 2A), which provides additional information about other products the firm manages and the ownership structure of the firm, among other things. With respect to Hotchkis & Wiley, the Board also considered its experience with the Subadviser who also serves as a subadviser to another series of the Company. In addition, the Board considered the analysis provided by the Adviser, including the metrics used by the Adviser to evaluate each Subadviser, which concluded that the Subadviser would provide reasonable services and had reasonable compliance policies and procedures in place. Also important to the Board’s analysis was the Adviser’s recommendation that each Subadvisory

Agreement for each applicable Portfolio be approved.

In connection with its evaluation of the quality of services to be provided by each Subadviser, the Board reviewed information comparing the Subadviser’s annualized gross investment performance for managing investment products with an investment strategy similar to the one to be employed by the Subadviser for the applicable Portfolio to the Portfolio’s benchmark index for the one-, three-, five- and seven-year periods ended June 30, 2021.

As to each Subadviser’s performance, the Board made the observations and considered the factors noted below:

•    AllianceBernstein. The Board noted that, although the Subadviser underperformed the Russell 1000 Growth Index for the one-year period, the Subadviser outperformed for the three-, five- and seven-year periods.

•    Granahan. The Board noted that the Subadviser outperformed the Russell 2000 Growth Index for the one-, three-, five- and seven-year periods.

•    Hotchkis & Wiley. The Board noted that the Subadviser outperformed the Russell 1000 Value Index for the one-, three-, five- and seven-year periods.

After reviewing and considering the foregoing and related factors, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided by each Subadviser to each Portfolio pursuant to the applicable Subadvisory Agreement.

    Subadvisory Fees

    The Board considered each Subadviser’s proposed subadvisory fee. The Board evaluated the competitiveness of the subadvisory fee based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee paid had been deemed reasonable by the Board.

As part of its evaluation of each Subadviser’s fee, the Board noted that the Subadviser indicated that it did not charge a lower fee to any other client portfolios that it advises using the same investment style as that to be employed for the applicable Portfolio or did not charge a lower fee to any client portfolios that it advises using the same investment style as that to be employed for the applicable Portfolio and that are the same size as the Subadviser’s allocated portion of such Portfolio. Based upon all of the above, the Board determined that the subadvisory fees were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the subadvisory fees were negotiated at arm’s length between the Adviser and the Subadviser. In addition, the Board noted that the revenues to the Subadviser would be limited due to the current size of each of the Portfolios and that each Subadviser would only be allocated a portion of the respective Portfolios to manage. The Board took these factors into consideration in concluding that the subadvisory fees were reasonable.

Economies of Scale

The Board considered whether there may be economies of scale with respect to the subadvisory services to be provided to each of the Portfolios and whether the subadvisory fees reflects such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rates under each Subadvisory Agreement were reasonable in relation to the asset size of the applicable Portfolio. The Board concluded that the fee schedule under each Subadvisory Agreement reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board also considered the character and amount of other incidental benefits to be received by each Subadviser. The Board considered each Subadviser’s soft dollar practices. The Board concluded that, taking into account any such other benefits, the subadvisory fees to be charged under the Subadvisory Agreements were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Subadvisory Agreement are fair and reasonable and that the approval of the Subadvisory Agreement is in the best interests of the applicable Portfolio.

AllianceBernstein (Large Company Growth Portfolio)

    In managing its portion of the Large Company Growth Portfolio, AllianceBernstein primarily invests in U.S. large-capitalization equity securities. AllianceBernstein stresses fundamental, bottom-up security analysis in seeking to identify highly profitable businesses with the opportunity to reinvest profitably for long-term, non-cyclical growth that are priced at valuations that do not adequately reflect their long-term growth potential. AllianceBernstein conducts in-depth research to identify companies whose long-term fundamental performance is likely to persist in terms of both magnitude and duration.
    Wilshire has entered into a subadvisory agreement with AllianceBernstein, dated December 1, 2021, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. AllianceBernstein is located at 501 Commerce Street, Nashville, Tennessee 37203. AllianceBernstein an indirect majority-owned subsidiary of Equitable Holdings, Inc., has managed retirement assets for public and private employee benefit plans, public employee retirement funds, investment companies, foundations, endowments, banks, and insurance companies worldwide. As of October 31, 2021, AllianceBernstein managed approximately $765 billion in assets under management. AllianceBernstein’s investment team consists of Frank Caruso, CFA, John H. Fogarty, CFA, and Vinay Thapar, CFA.

    Frank Caruso, CFA, has been employed by AllianceBernstein since 1993. Mr. Caruso is a Senior Vice President and Chief Investment Officer of US Growth Equities, a position he has held since 2012. He holds a Bachelor of Arts degree in Business Economics from the State University of New York, Oneonta, and is a member of the CFA Society New York and the CFA Institute. He is a CFA charterholder.

John H. Fogarty, CFA, has been employed by AllianceBernstein since 2006. Mr. Fogarty is a Senior Vice President and Portfolio Manager for US Growth Equities, a position he has held since 2009. Mr. Fogarty holds a Bachelor of Arts degree in History from Columbia University and is a CFA charterholder.

Vinay Thapar, CFA, has been employed by AllianceBernstein since 2011. Mr. Thapar is a Senior Vice President and Portfolio Manager for US Growth Equities and the International Healthcare Portfolio. He is also a Senior Research Analyst, responsible for covering global healthcare. Mr. Thapar holds a Bachelor of Arts degree in Biology from New York University and is a CFA charterholder.

Aggregate Fees

    Wilshire’s annual advisory fee for the Large Company Growth Portfolio is 0.75% on the first $1 billion of portfolio assets and 0.65% on portfolio assets in excess of $1 billion. The Portfolio’s advisory fee is based on its average daily net assets, computed daily and payable monthly. For the fiscal year ended December 31, 2020, the Portfolio paid Wilshire $1,799,353 in net advisory fees, which amount is based on $1,810,317 in advisory fees accrued for the fiscal year ended December 31, 2020, $2,988 in investment advisory fees recouped from prior advisory fees waived or expenses reimbursed, and $13,952 in advisory fees waived or expenses reimbursed by the Adviser.

    For the fiscal year ended December 31, 2020, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Portfolio totaled $650,000 or 0.27% of average net assets. The aggregate subadvisory fees that would have been paid by Wilshire if the AllianceBernstein Subadvisory Agreement was in effect with respect to the Large Company Growth Portfolio (and the subadvisory agreement with the prior subadviser was not in effect) for the fiscal year ended December 31, 2020 are $575,107, which represent 12.36% less than the actual aggregate subadvisory fees paid.

All subadvisory fees are paid by Wilshire and not the Portfolio. The fee paid by Wilshire to AllianceBernstein depends on the fee rates negotiated by Wilshire and on the percentage of the assets of the Large Company Growth Portfolio allocated by Wilshire to AllianceBernstein. Because Wilshire pays the subadvisers’ fees out of its own fees received from the Large Company Growth Portfolio, there is no “duplication” of advisory fees paid.

Terms of the AllianceBernstein Subadvisory Agreement

    The AllianceBernstein Subadvisory Agreement will continue in effect with respect to the Large Company Growth Portfolio until August 31, 2023, unless sooner terminated as provided in certain provisions contained in the AllianceBernstein Subadvisory Agreement. The AllianceBernstein Subadvisory Agreement will continue in effect from year to year thereafter with respect to the Large Company Growth Portfolio so long as the AllianceBernstein Subadvisory Agreement is specifically approved at least annually in the manner required by the 1940 Act.

    The AllianceBernstein Subadvisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or AllianceBernstein on 60 days’ prior written notice to the other party. The AllianceBernstein Subadvisory Agreement may be terminated by the Portfolio by action of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act) on 60 days’ written notice to AllianceBernstein by the Portfolio. The AllianceBernstein Subadvisory Agreement may also be terminated at any time without payment of any penalty by Wilshire, the Board or a vote of the majority of outstanding voting securities of the Portfolio in the event AllianceBernstein has taken any action which results in a material breach of the covenants of AllianceBernstein under the AllianceBernstein Subadvisory Agreement. The AllianceBernstein Subadvisory Agreement will automatically terminate with respect to the Portfolio if the Investment Advisory Agreement between Wilshire and the Portfolio is terminated, assigned or not renewed.

Additional Disclosure Regarding AllianceBernstein

    The following information was provided by AllianceBernstein regarding the funds for which AllianceBernstein acts as adviser and which have investment objectives and strategies similar to that of the portion of the Portfolio to be managed by AllianceBernstein.

Account Name	Approximate Net Assets (millions) (as of December 31, 2020)	Fee Rate (% of average daily net assets)
AB Large Cap Growth Fund	$15,656.4	0.48%
AB VPS Large Cap Growth Fund	$744.6	0.60%

Set forth is information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers and directors of AllianceBernstein during the past two fiscal years. The principal business address of AllianceBernstein is 501 Commerce Street, Nashville, Tennessee 37203. AllianceBernstein is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of AllianceBernstein is as follows:

Name of Officer or Director	Principal Occupation
Mark Manley	Senior Vice President, General Counsel, and Chief Compliance Officer
Laurence Cranch	Chief Legal Officer
Mark Pearson	Director
David Lesser	Corporate Secretary
Seth Bernstein	Chief Executive Officer
Catherine Burke	Chief Operating Officer
Ali Dibadj	Chief Financial Officer

Hotchkis & Wiley (Large Company Value Portfolio)

In managing its portion of the Large Company Value Portfolio, Hotchkis & Wiley seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market. Hotchkis & Wiley employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis & Wiley employs a disciplined, “bottom-up” investment process based on a proprietary model that is augmented with internally-generated fundamental research. Hotchkis & Wiley seeks broad diversified exposure to these investment opportunities by holding approximately 50 to 80 portfolio securities. With the exception of diversification guidelines, Hotchkis & Wiley does not employ pre-determined rules for sales; rather, Hotchkis & Wiley evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

    Wilshire entered into an amended subadvisory agreement with Hotchkis & Wiley, dated November 3, 2021, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Hotchkis & Wiley was previously engaged by Wilshire to serve as a subadviser to a portion of the Small Company Value Portfolio, another series of the Company. Hotchkis & Wiley is located at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017. Hotchkis & Wiley is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis & Wiley, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company.

    George Davis, Executive Chairman and Portfolio Manager, has been with Hotchkis & Wiley since 1988. Mr. Davis had been a Chief Executive Officer of Hotchkis & Wiley since 2001. In October 2021, Mr. Davis transitioned to Executive Chairman. Prior to joining Hotchkis & Wiley, Mr. Davis was an assistant to the senior partner of RCM Capital Management. Mr. Davis received his Bachelor of Arts degree in Economics and History and MBA from Stanford University.

Scott McBride, Chief Executive Officer and Portfolio Manager, has been with Hotchkis & Wiley since 2001. Mr. McBride was named President of Hotchkis & Wiley in January 2016. In October 2021, he became Chief Executive Officer. Prior to joining Hotchkis & Wiley, Mr. McBride was an associate consultant with Deloitte Consulting and worked as an investment marketing analyst with Fidelity Investments. Mr. McBride, a CFA charterholder, received his Bachelor of Arts degree in Economics from Georgetown University and MBA from Columbia University.

Judd Peters is a Portfolio Manager of Hotchkis & Wiley since 2003. He joined Hotchkis & Wiley’s predecessor investment advisory firm in 1999 as an equity analyst and became portfolio manager in 2003. Prior to joining Hotchkis & Wiley, Mr. Peters was an analyst in the investment banking division of Wedbush Morgan Securities. Mr. Peters, a CFA charterholder, received his Bachelor of Arts degree in Mathematics and a Bachelor of Science degree in Biochemistry from University of California, San Diego.

Aggregate Fees

    Wilshire’s annual advisory fee for the Large Company Value Portfolio is 0.75% on the first $1 billion of portfolio assets and 0.65% on portfolio assets in excess of $1 billion. The Portfolio’s advisory fee is based on its average daily net assets, computed daily and payable monthly. For the fiscal year ended December 31, 2020, the Portfolio paid Wilshire $1,313,253 in net advisory fees. There were no advisory fees waived or expenses reimbursed for the fiscal year ended December 31, 2020. Effective January 1, 2022, the Portfolio entered into an expense limitation agreement with Wilshire to limit Investment Class and Institutional Class expenses to 1.30% and 1.00% of the average daily net assets, respectively (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses).

    For the fiscal year ended December 31, 2020, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Portfolio totaled $537,500 or 0.31% of the average net assets. The aggregate subadvisory fees that would have been paid by Wilshire if the Amended Hotchkis & Wiley Subadvisory Agreement was in effect with respect to the Large Company Value Portfolio (and the subadvisory agreement with the prior subadviser was not in effect) for the fiscal year ended December 31, 2020 are $432,284, which represent 18.70% less than the actual aggregate subadvisory fees paid.

All subadvisory fees are paid by Wilshire and not the Portfolio. The fee paid by Wilshire to Hotchkis & Wiley depends on the fee rates negotiated by Wilshire and on the percentage of the assets of the Portfolio allocated by Wilshire to Hotchkis & Wiley. Because Wilshire pays the subadvisers’ fees out of its own fees received from the Portfolio, there is no “duplication” of advisory fees paid.

Terms of the Amended Hotchkis & Wiley Subadvisory Agreement

    The Amended Hotchkis & Wiley Subadvisory Agreement will continue in effect with respect to the Large Company Value Portfolio until August 31, 2023, unless sooner terminated as provided in certain provisions contained in the Amended Hotchkis & Wiley Subadvisory Agreement. The Amended Hotchkis & Wiley Subadvisory Agreement will continue in effect from year to year thereafter with respect to the Large Company Value Portfolio so long as the Amended Hotchkis & Wiley Subadvisory Agreement is specifically approved at least annually in the manner required by the 1940 Act.

    The Amended Hotchkis & Wiley Subadvisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or Hotchkis & Wiley on 60 days’ prior written notice to the other party. The Amended Hotchkis & Wiley Subadvisory Agreement may be terminated by the Portfolio by action of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act) on 60 days’ written notice to Hotchkis & Wiley by the Portfolio. The Amended Hotchkis & Wiley Subadvisory Agreement may also be terminated at any time without payment of any penalty by Wilshire, the Board or a vote of the majority of outstanding voting securities of the Portfolio in the event Hotchkis & Wiley has taken any action which results in a material breach of the covenants of Hotchkis & Wiley under the Amended Hotchkis & Wiley Subadvisory Agreement. The Amended Hotchkis & Wiley Subadvisory Agreement will automatically terminate with respect to the Portfolio if the Investment Advisory Agreement between Wilshire and the Portfolio is terminated, assigned or not renewed.

Additional Disclosure Regarding Hotchkis & Wiley

    The following information was provided by Hotchkis & Wiley regarding the funds for which Hotchkis & Wiley acts as adviser and which have investment objectives and strategies similar to that of the portion of the Portfolio to be managed by Hotchkis & Wiley.

Account Name	Approximate Net Assets (millions) (as of December 31, 2020)	Fee Rate (% of average daily net assets)
Hotchkis & Wiley Diversified Value Fund	$81,969,846	0.70%

Set forth is information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers and directors of Hotchkis & Wiley during the past two fiscal years. The principal business address of Hotchkis & Wiley is 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017. Hotchkis & Wiley is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Hotchkis & Wiley is as follows:

Name of Officer or Director	Principal Occupation
George Davis	Executive Chairman and Executive Committee Member
Anna Marie Lopez	Chief Operating Officer
James Menvielle	Chief Financial Officer
Tina Kodama	Chief Compliance Officer
Christopher Hurst-Brown	Executive Committee Member
Douglas Martin	Executive Committee Member
Scott McBride	Chief Executive Officer and Executive Committee Member
Thomas Hirschmann	Head of Distribution

Granahan (Small Company Growth Portfolio)

In managing its portion of the Small Company Growth Portfolio, Granahan uses a disciplined fundamental, bottom-up research approach in order to seek to uncover the best opportunities in the small-capitalization market. Granahan focuses on stocks with market caps of $50 million to $750 million at purchase and maintains exposure to companies across three different stages in their life cycles: Special Situations (20% to 45%)—companies with a prosaic earnings record yet bearing an identifiable catalyst (this category also includes cyclicals); Pioneers (20% to 40%)—aggressive growth stocks with little to no track record (mostly non-earners) but substantial potential; and Core Growth (20% to 40%)—companies with proven earnings records that are expected to persist.

Wilshire has entered into a subadvisory agreement with Granahan, dated November 3, 2021, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Granahan is located at 404 Wyman Street, Suite 460, Waltham, Massachusetts 02451. Granahan is an independent, employee-owned firm founded in 1985 by investment professionals with a passion for small capitalization equity investing. As of October 31, 2021, Granahan managed approximately $5.8 billion in assets under management. Jeffrey Harrison serves as a Portfolio Manager of the Small Company Growth Portfolio.

Jeffrey Harrison has been employed by Granahan since 2015. Mr. Harrison is a Senior Vice President and Managing Director of Granahan. Mr. Harrison is a portfolio manager/analyst for the multi-managed Small Cap and SMID-Cap portfolios. Mr. Harrison came to Granahan in 2015 with 18 years industry experience specializing in small cap equities, with the last 11 years as a portfolio manager. Mr. Harrison has spent much of his career as portfolio manager on a diversified small cap growth equity fund with Wells Capital Management and its predecessor companies in Richmond, VA. Mr. Harrison has extensive fundamental research experience across industries with specific expertise in the healthcare and financial services sectors. Mr. Harrison received his MBA in Finance from the College of William & Mary, and his BA from Hampden-Sydney College in Virginia. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Aggregate Fees

Wilshire’s annual advisory fee for the Small Company Growth Portfolio is 0.85% on the first $1 billion of portfolio assets and 0.75% on portfolio assets in excess of $1 billion. The Portfolio’s advisory fee is based on its average daily net assets, computed daily and payable monthly. For the fiscal year ended December 31, 2020, the Portfolio paid Wilshire $266,756 in net advisory fees, which amount is based on $389,660 in advisory fees accrued for the fiscal year ended December 31, 2020, $122,904 in advisory fees waived or expenses reimbursed by the Adviser, and no investment advisory fees recouped from prior advisory fees waived or expenses reimbursed.

    For the fiscal year ended December 31, 2020, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Portfolio totaled $201,185 or 0.44% of the average net assets. The aggregate subadvisory fees that would have been paid by Wilshire if the Granahan Subadvisory Agreement was in effect with respect to the Small Company Growth Portfolio for the fiscal year ended December 31, 2020 are $197,211, which represent 1.09% more than the actual aggregate subadvisory fees paid.

All subadvisory fees are paid by Wilshire and not the Portfolio. The fee paid by Wilshire to Granahan depends on the fee rates negotiated by Wilshire and on the percentage of the assets of the Portfolio allocated by Wilshire to Granahan. Because Wilshire pays the subadvisers’ fees out of its own fees received from the Portfolio, there is no “duplication” of advisory fees paid.

Terms of the Granahan Subadvisory Agreement

    The Granahan Subadvisory Agreement will continue in effect with respect to the Small Company Growth Portfolio until August 31, 2023, unless sooner terminated as provided in certain provisions contained in the Granahan Subadvisory Agreement. The Granahan Subadvisory Agreement will continue in effect from year to year thereafter with respect to the Small Company Growth Portfolio so long as the Granahan Subadvisory Agreement is specifically approved at least annually in the manner required by the 1940 Act.

    The Granahan Subadvisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or Granahan on 60 days’ prior written notice to the other party. The Granahan Subadvisory Agreement may be terminated by the Portfolio by action of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act) on 60 days’ written notice to Granahan by the Portfolio. The Granahan Subadvisory Agreement may also be terminated at any time without payment of any penalty by Wilshire, the Board or a vote of the majority of outstanding voting securities of the Portfolio in the event Granahan has taken any action which results in a material breach of the covenants of Granahan under the Granahan Subadvisory Agreement. The Granahan Subadvisory Agreement will automatically terminate with respect to the Portfolio if the Investment Advisory Agreement between Wilshire and the Portfolio is terminated, assigned or not renewed.

Additional Disclosure Regarding Granahan

    Granahan disclosed that it does not currently manage a registered investment company with an investment objective similar to that of the portion of the Portfolio to be managed by Granahan.

Set forth is information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers and directors of Granahan during the past two fiscal years. The principal business address of Granahan is 404 Wyman Street, Suite 460, Waltham, Massachusetts 02451. Granahan is registered under the Investment Advisers Act of 1940. Information as to the officers and directors of Granahan is as follows:

Name of Officer or Director	Principal Occupation
Jane White	President and Chief Executive Officer
Brian Granahan	Chief Compliance Officer
Andrew Beja	Managing Director
David Rose	Managing Director

Distributor and Administrator

    Pursuant to a Distribution Agreement, Compass Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor for the continuous offering of shares of the Portfolios and acts as agent of the Portfolios in the sale of the respective shares. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as administrator.

Householding

    If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of the Notice Regarding Internet Availability of this Information Statement will be sent to shareholders at the same address. If you would like to receive a separate copy of the Notice Regarding Internet Availability of this Information Statement, please call 1-866-591-1568. If you currently receive multiple copies of notices, Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-866-591-1568 or write to the Wilshire Funds c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Other Information

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF EACH PORTFOLIO UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO WILSHIRE FUNDS C/O U.S. BANK GLOBAL FUND SERVICES P.O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701, OR BY CALLING 1-866-591-1568.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THIS
INFORMATION STATEMENT:

The Information Statement is available at:
https://www.wilshire.com/research-insights/knowledge-center

APPENDIX A

INVESTMENT SUB-ADVISORY AGREEMENT (ALLIANCEBERNSTEIN)
This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 3rd day of November, 2021 (the “Effective Date”) by and between Wilshire Advisors LLC, a Delaware limited liability company (“Adviser”), and AllianceBernstein L.P., a registered investment adviser (“Sub-Adviser”).
Whereas Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of seven separate series or portfolios (collectively, the “Fund Portfolios”) including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 Index Fund, the Wilshire International Equity Fund and the Wilshire Income Opportunities Fund;
Whereas Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;
Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:
1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio described in Exhibit 1 for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.
2. Sub-Adviser Services. Subject always to the supervision of the Fund’s Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.
Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.
Sub-Adviser agrees that it:
(a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;
(b) will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;
(c) to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio. Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;
(d) is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors,
Appendix A - 1

including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment. The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.
(e) is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;
(f) will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;
(g) will prepare such books and records with respect to each Portfolio Segment’s securities transactions as reasonably requested by Adviser and will furnish Adviser and the Fund’s Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;
(h) will vote all proxies with respect to securities in each Portfolio Segment. Sub-Adviser will neither files proofs of claims relating to securities class actions on behalf of Adviser nor will it render legal advice to Adviser in connection therewith;
(i) will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.
3. Expenses. During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment. Sub-Adviser agrees to bear any Portfolio expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information. Sub-Adviser also agrees to bear any costs and expenses incurred by Adviser in connection with third party document requests or subpoenas for production of information relating to the services provided by Sub-Adviser hereunder.
4. Compensation. For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.
5. Other Services. Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio. Adviser understands and has advised the Fund’s Board
Appendix A - 2

of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.
6. Affiliated Broker. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.
7. Representations of Sub-Adviser. Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.
8. Books and Records. Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, promptly upon a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices. Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain solely to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).
Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment. Sub-Adviser may, disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser. Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and directors and other service providers of the Fund, and (ii) any investment performance that is public information to any person.
9. Code of Ethics. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.
10. Limitation of Liability. Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.
Appendix A - 3

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.
Adviser agrees to indemnify and defend Sub-Adviser, its officers, directors, employees and any person who controls Sub-Adviser for any loss or expense (including reasonable attorneys’ fees) which may be incurred by reason of (i) any breach of any representation or warranty made by the Adviser in this Agreement, (ii) any other material breach of this Agreement by the Adviser or (iii) Adviser’s negligence, willful misconduct, malfeasance or violation of applicable law.
11. Term and Termination. This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date and shall remain in full force until August 31, 2023, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.
This Agreement shall terminate as follows:
(a) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.
(b) This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.
(c) This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.
Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.
12. Notice. Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.
13. Limitations on Liability. The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.
14. Adviser Responsibility. Adviser will provide Sub-Adviser with copies of the Fund’s Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.
15. Arbitration of Disputes. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.
Appendix A - 4

16. Miscellaneous. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.
17. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California.
Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.
CTA EXEMPTION: PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

WILSHIRE ADVISORS LLC By: /s/ Jason Schwarz Title: COO	ALLIANCEBERNSTEIN L.P. By: /s/ Matthew S. White Title: Assistant Secretary

Appendix A - 5

EXHIBIT 1
FUND PORTFOLIO LISTING

1. Wilshire Mutual Funds Large Company Growth Portfolio

Appendix A - 6

EXHIBIT 2
FEE SCHEDULE
Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:
Wilshire Mutual Funds - Large Company Growth Portfolio:
[ ]% on the average daily net assets of the Portfolio Segment
Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

Appendix A - 7

AMENDED INVESTMENT SUB-ADVISORY AGREEMENT (Hotchkis & Wiley)
This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 8th day of January, 2021 (the “Effective Date”) by and between Wilshire Advisors, LLC (formerly “Wilshire Associates Incorporated”), a California limited liability company (“Adviser”), and Hotchkis & Wiley Capital Management, LLC, a registered investment adviser (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of seven separate series or portfolios (collectively, the “Fund Portfolios”) including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 Index Fund, the Wilshire International Equity Fund and the Wilshire Income Opportunities Fund;

Whereas Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio described in Exhibit 1 for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2.Sub-Adviser Services. Subject always to the supervision of the Fund’s Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Articles of Incorporation and By- laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser is hereby appointed as the Fund’s attorney-in-fact to execute all documentation to facilitate investments for the Portfolio Segment, including without limitation, broker dealer agreements, counterparty agreements, and futures commission agreements and any other documentation deemed necessary to effect the investments to the extent permitted by this Agreement and any investment guidelines (“Trading Agreements”). Sub-Adviser is authorized to execute amendments to the Trading Agreements, including without limitation “protocols” or similar agreements entered into to reflect the adoption of industry-wide standard terms and terms deemed applicable for meeting any regulatory compliance requirements.

Under no circumstances shall Sub-Adviser, unless otherwise agreed to in writing by each Fund, have or maintain, within the meaning of Rule 206(4)-2 of the Investment Advisers Act of 1940, custody and/or physical control of the assets in the Portfolio Segments. Sub-Adviser shall not be deemed to have or maintain custody and/or physical control of assets in the Portfolio Segments by virtue of Sub-Adviser’s authority to direct the custodian to make payments and deliveries of assets in the Portfolio Segments or accept payments and deliveries of cash and assets of third parties for the Fund in connection with investments and transactions effected by the Sub-Adviser for the Fund. Such payments and deliveries may include transfers and/or deliveries of assets of the Portfolio Segments as well as receipt of third party assets as collateral or security in connection with investments or transactions effected by the Sub-Adviser for the Fund and deemed appropriate or necessary pursuant to the Sub-Adviser’s duties under this Agreement. The Sub-Adviser agrees to promptly provide the Adviser and the Fund with copies of any such agreements executed on behalf of the Adviser or the Fund. Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

a.will use the same skill and care in providing such services as it uses in providing services to fiduciary
Appendix A - 8

accounts for which it has investment responsibilities;

b.will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;

c.to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio. Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;

d.is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment. The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

e.is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro- rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

f.will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at
Appendix A - 9

reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

g.will prepare such books and records with respect to each Portfolio Segment’s securities transactions as requested by Adviser and will furnish Adviser and the Fund’s Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;

h.will vote, or abstain from voting, all proxies with respect to securities in each Portfolio Segment; and

i.will not file proof of claim forms in connection with any litigation or other proceeding based upon the Sub-Adviser’s records regarding any security held in the Portfolio Segment; and

j.will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

3.Expenses. During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment. Sub-Adviser agrees to bear reasonable Portfolio expenses caused by future material changes at Sub-Adviser which will require a regulatory filing, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information.

4.Compensation. For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.

5.Other Services. Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio. Adviser understands and has advised the Fund’s Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6.Affiliated Broker. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7.Representations of Sub-Adviser. Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.

Appendix A - 10

8.Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser pursuant to the recitals above, including without limitation Section 7, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material aspects.

9.Books and Records. Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub- Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices. Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund upon written request (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment. Sub-Adviser may, disclose that Adviser, the Fund and each Fund Portfolio are its clients on its list of clients used for marketing purposes; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser. Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and directors, other service providers of the Fund and service providers of the Sub-Adviser, and (ii) any investment performance that is public information to any person.

The Adviser and the Fund agree that they will not disclose or use any records or confidential information obtained from the Sub-Advisor pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by the Sub-Adviser, or if such disclosure is required by federal or state regulatory authorities.

10.Code of Ethics. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

11.Limitation of Liability. Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or gross negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

Adviser agrees to indemnify and defend Sub-Adviser, and its officers, directors, employees and any person who controls Sub-Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s
Appendix A - 11

registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, other than a misstatement or omission made in reliance on written information furnished by the Sub-Adviser as set forth above.

12.Term and Termination. This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date and shall remain in full force until August 31, 2021, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules, regulations and any exemptive relief thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

i.This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

ii.This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

iii.This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

13.Notice. Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, sent by facsimile transmission with confirmation of receipt, or sent by electronic mail to the other party at such address as such other party may designate for the receipt of such notice.

14.Limitations on Liability. The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

15.Adviser Responsibility. Adviser will provide Sub-Adviser with copies of the Fund’s Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.

16.Arbitration of Disputes. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.
Appendix A - 12

17.Miscellaneous. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

18.Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ADVISORS, LLC	HOTCHKIS & WILEY CAPITAL MANAGEMENT, LLC
By: /s/ Jason Schwarz	By: /s/ Anna Marie Lopez
Title: COO	Title: Chief Operating Officer

Appendix A - 13

EXHIBIT 1
FUND PORTFOLIO LISTING

1. Wilshire Mutual Funds Small Company Value Portfolio

The Sub-Advisor will manage the Fund in its Small Cap Diversified Value strategy.

Appendix A - 14

EXHIBIT 2 FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

Wilshire Mutual Funds - Small Company Value Portfolio:

[ ]% on the first $[ ] in average daily net assets of the Portfolio Segment;
[ ]% on the next $[ ] in average daily net assets of the Portfolio Segment; and
[ ]% on net assets above $[ ] in average daily net assets of the Portfolio Segment.

Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.
Appendix A - 15

Amendment No. 1 to Investment Sub-Advisory Agreement (Hotchkis & Wiley)
THIS AMENDMENT NO. 1 (this “First Amendment”) dated as of November 3, 2021 (the “Effective Date”), amends the Investment Sub-Advisory Agreement made as of January 8, 2021 (the “Agreement”) by and between Wilshire Advisors LLC (the “Adviser”) and Hotchkis & Wiley Capital Management, LLC (the “Sub-Adviser”) with respect to the Wilshire Mutual Funds, Inc. (the “Fund”). All capitalized but otherwise undefined terms shall have the meaning ascribed in the Agreement.
WHEREAS, Sub-Adviser currently furnishes investment advisory services under the Agreement to the Fund Portfolio of the Fund;
WHEREAS, Adviser desires to engage Sub-Adviser to furnish investment advisory services to an additional Fund Portfolio of the Fund (the “Additional Fund Portfolio”); and
WHEREAS, in connection with such engagement, the parties agree to amend the term of the Agreement and the Fund Portfolio Listing (Exhibit 1 of the Agreement) and Fee Schedule (Exhibit 2 of the Agreement) of the Agreement to add the Additional Fund Portfolio.
NOW THEREFORE, the parties agree, and the Agreement is hereby modified, as follows:
1.Exhibit 1 – Fund Portfolio Listing of the Agreement shall be deleted in its entirety and replaced by Exhibit 1 – Fund Portfolio Listing attached hereto.
2.Exhibit 2 – Fee Schedule of the Agreement shall be deleted in its entirety and replaced by Exhibit 2 – Fee Schedule attached hereto.
3.This First Amendment supplements and amends the Agreement. The provisions set forth in this First Amendment supersede all prior negotiations, understandings and agreements bearing upon the subject matter covered herein, including any conflicting provisions of the Agreement or any provisions of the Agreement that directly cover or indirectly bear upon matters covered under this First Amendment.
4.Except as provided in this First Amendment, the provisions of the Agreement remain in full force and effect. No amendment or modification to this First Amendment shall be valid unless made in writing and executed by both parties hereto.
5.This First Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement. The parties’ signatures on this First Amendment may be communicated by facsimile or electronic (email) transmission and shall be effective to bind them to this First Amendment.

IN WITNESS HEREOF, the undersigned have executed this Amendment as of the date and year first above written.

WILSHIRE ADVISORS LLC By: /s/ Jason Schwarz Name: Jason Schwarz Title: COO	HOTCHKIS & WILEY CAPITAL MANAGEMENT, LLC By: /s/ Anna Marie Lopez Name: Anna Marie Lopez Title: Chief Operating Officer

Appendix A - 16

EXHIBIT 1 FUND PORTFOLIO LISTING

1.Wilshire Mutual Funds Small Company Value Portfolio

The Sub-Advisor will manage the Portfolio Segment in its Small Cap Diversified Value strategy

1.Wilshire Mutual Funds Large Company Value Portfolio

The Sub-Advisor will manage the Portfolio Segment in its Large Cap Diversified Value strategy

Appendix A - 17

EXHIBIT 2 FEE SCHEDULE
Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:
Wilshire Mutual Funds - Small Company Value Portfolio:

[ ]% on the first $15 million in average daily net assets of the Portfolio Segment;
[ ]% on the next $35 million in average daily net assets of the Portfolio Segment; and
[ ]% on net assets above $50 million in average daily net assets of the Portfolio Segment.
Wilshire Mutual Funds - Large Company Value Portfolio:
[ ]% on the average daily net assets of the Portfolio Segment
Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

Appendix A - 18

INVESTMENT SUB-ADVISORY AGREEMENT (GRANAHAN)
This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 3rd day of November, 2021 (the “Effective Date”) by and between Wilshire Advisors LLC, a Delaware limited liability company (“Adviser”), and Granahan Investment Management, a registered investment adviser (“Sub-Adviser”).
Whereas Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of seven separate series or portfolios (collectively, the “Fund Portfolios”) including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 Index Fund, the Wilshire International Equity Fund and the Wilshire Income Opportunities Fund;
Whereas Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;
Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:
1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio described in Exhibit 1 for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.
2. Sub-Adviser Services. Subject always to the supervision of the Fund’s Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.
Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.
Sub-Adviser agrees that it:
(a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;
(b) will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;
(c) to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio. Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;
(d) is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in
Appendix A - 19

breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment. The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.
(e) is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;
(f) will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;
(g) will prepare such books and records with respect to each Portfolio Segment’s securities transactions as requested by Adviser and will furnish Adviser and the Fund’s Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;
(h) will vote all proxies with respect to securities in each Portfolio Segment;
(i) shall have the authority, at its discretion, to file proof of claim forms in connection with any litigation or other proceeding based upon the Sub-Adviser’s records regarding any security held in the Portfolio Segment unless otherwise limited herein. In determining whether to file proof of claim forms, Sub-Adviser will use reasonable discretion; and
(j) will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.
3. Expenses. During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment. Sub-Adviser agrees to bear any Portfolio expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information. Sub-Adviser also agrees to bear any costs and expenses incurred by Adviser in connection with third party document requests or subpoenas for production of information relating to the services provided by Sub-Adviser hereunder.
4. Compensation. For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.
5. Other Services. Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio. Adviser understands and has advised the Fund’s Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and
Appendix A - 20

other advisory clients. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.
6. Affiliated Broker. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.
7. Representations of Sub-Adviser. Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.
8. Books and Records. Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices. Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).
Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment. Sub-Adviser may, disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser. Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and directors and other service providers of the Fund, and (ii) any investment performance that is public information to any person.
9. Code of Ethics. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.
10. Limitation of Liability. Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.
Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser
Appendix A - 21

for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.
11. Term and Termination. This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date and shall remain in full force until August 31, 2023, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.
This Agreement shall terminate as follows:
(a) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.
(b) This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.
(c) This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.
Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.
12. Notice. Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.
13. Limitations on Liability. The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.
14. Adviser Responsibility. Adviser will provide Sub-Adviser with copies of the Fund’s Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.
15. Arbitration of Disputes. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.
16. Miscellaneous. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the
Appendix A - 22

benefit of the parties and their respective successors.
17. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California.
Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ADVISORS LLC By: /s/ Jason Schwarz Title: COO	Granahan Investment Management By: /s/ Brian Granahan Title: Chief Operating Officer

Appendix A - 23

EXHIBIT 1 FUND PORTFOLIO LISTING

1. Wilshire Mutual Funds Small Company Growth Portfolio

Appendix A - 24

EXHIBIT 2 FEE SCHEDULE
Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:
Wilshire Mutual Funds - Small Company Growth Portfolio:
[ ]% on the average daily net assets of the Portfolio Segment
Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.
Appendix A - 25

APPENDIX B

Large Company Growth Portfolio, Large Company Value Portfolio, and Small Company Growth Portfolio

Listed below are the names and addresses of those shareholders who owned beneficially or of record 5% or more of the outstanding Investment Class Shares or Institutional Class Shares of a Portfolio as of December 31, 2021. Shareholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control a Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of a Portfolio’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.

Class	Shareholders	Percentage Owned
Large Company Growth Portfolio – Investment Class
	Charles Schwab & Co. Inc. Attn: Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	68.21%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	12.02%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	5.54%
Large Company Growth Portfolio – Institutional Class
	Capinco c/o US Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	46.49%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	17.67%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	16.77%
	TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	8.05%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	5.95%

Class	Shareholders	Percentage Owned
Large Company Value Portfolio – Investment Class
	Charles Schwab & Co. Inc. Attn: Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	19.93%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	16.66%
Appendix B - 1

TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	9.98%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	9.26%
MSSB FBO Bruce January & Hoda Sadighi 5100 San Felipe Street, Unit 174E Houston, TX 77056-3686	7.75%
Ameriprise Financial Services Inc. Attn: RPCS 70911 Ameriprise Financial Center Minneapolis, MN 55474-0001	7.03%
Jonathan C. Gaffney 150 Powers Road Binghamton, NY 13903-6504	6.22%
Large Company Value Portfolio – Institutional Class
Capinco c/o US Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	47.38%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	19.42%
National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	14.21%
TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	8.89%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	6.69%

Class	Shareholders	Percentage Owned
Small Company Growth Portfolio – Investment Class
	Charles Schwab & Co. Inc. Attn: Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	27.14%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	12.81%
	Steven S. Andrews 1020 NE 90th Street Seattle, WA 98115-3025	11.58%
	Patrick B. Moran 8585 Via Mallorca Unit 34 La Jolla, CA 92037-2592	10.44%
Appendix B - 2

TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	7.06%
Small Company Growth Portfolio – Institutional Class
Capinco c/o US Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	33.11%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	22.45%
National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	22.26%
TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	10.73%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	6.66%

Appendix B - 3

Large Company Growth Portfolio
Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

Large Company Value Portfolio
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)
Small Company Growth Portfolio
Investment Class Shares (DTSGX)
Institutional Class Shares (    WSMGX)
each, a series of the Wilshire Mutual Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 866-591-1568
IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT
This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the Large Company Growth Portfolio, the Large Company Value Portfolio and the Small Company Growth Portfolio (each a “Portfolio,” and together, the “Portfolios”), each a series of Wilshire Mutual Funds, Inc. (the “Company”), and the selection and approval of certain subadvisers for your Portfolio. We encourage you to access and review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only. You do not need to take any action in connection with the selection and approval of the subadviser.
The Information Statement describes the recent approval by the Board of Directors of the Company of the following:
(i)a subadvisory agreement between Wilshire and AllianceBernstein, L.P. (“AllianceBernstein”), pursuant to which AllianceBernstein serves as a new subadviser to the Large Company Growth Portfolio, effective December 15, 2021;
(ii)an amendment to the subadvisory agreement between Wilshire and Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”), pursuant to which Hotchkis & Wiley serves as a new subadviser to the Large Company Value Portfolio; effective December 20, 2021; and
(iii)a subadvisory agreement between Wilshire and Granahan Investment Management, Inc. (“Granahan”), pursuant to which Granahan serves as a new subadviser to the Small Company Growth Portfolio (and together with the Large Company Growth Portfolio and Large Company Value Portfolio, the “Portfolios”), effective December 20, 2021.
 Please note that, in reliance on an exemptive order issued by the Securities and Exchange Commission, changes in subadvisers for the Portfolios do not require a shareholder vote. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of the Information Statement is to provide you with certain additional information about these changes that we are required to make available to you.
In lieu of physical delivery of the Information Statement, the Portfolios will make the Information Statement available to you on the Company’s website. This Notice of Internet Availability of the Information Statement is being mailed on or about February 2, 2022, to shareholders of record of the Portfolios as of December 31, 2021. The Information Statement will be available on the Company’s website until March 3, 2022 at:
https://www.wilshire.com/research-insights/knowledge-center
A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Company at wilfunds@wilshire.com or toll-free at 1-866-591-1568.
Please note: Only one Notice is being delivered to multiple shareholders who share an address unless your Portfolio has received contrary instructions from one or more of the shareholders. The Company will deliver, without charge, promptly upon request to the toll-free telephone number or email address listed above, a separate copy of this Notice to a shareholder at a shared address to which a single copy of this Notice was delivered. If you currently receive multiple copies of notices, Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free telephone number listed above or write to the Wilshire Funds c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
 If you want to receive a paper or e-mail copy of the Information Statement, you must request one.
A copy of the Information Statement may be obtained upon request and without charge.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.